Exhibit 32.2
CERTIFICATION

I, Mitchell Cox, Chief Financial Officer of Heartland, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.
The Annual Report on Form 10-KSB of the Company for the annual period ended December 31, 2007 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	April 14, 2008
Signature:	/s/ Mitchell Cox
Title:	Chief Financial Officer